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                                                                    Exhibit 99.2

                                                                   COMPUTERSHARE

        [LOGO]                                            All correspondence to:
HOMESTAKE MINING COMPANY             Computershare Investor Services Pty Limited
                                                             GPO BOX 7045 Sydney
                                                  New South Wales 1115 Australia
                                                        Telephone 61 2 8234 5222
                                                        Facsimile 61 2 8234 5050
                                                           www.computershare.com

                                          SECURITY HOLDER REFERENCE NUMBER (SRN)
                                             HOLDER IDENTIFICATION NUMBER (HIN)

CHESS VOTING INSTRUCTION FORM SPECIAL MEETING OF STOCKHOLDERS - [DATE].

YOUR VOTING INSTRUCTIONS ARE BEING SOUGHT SO THAT CHESS DEPOSITARY NOMINEES PTY LTD MAY RESPOND TO A PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF HOMESTAKE MINING COMPANY.

VOTING INSTRUCTIONS TO CHESS DEPOSITORY NOMINEES PTY LTD

I/We being a holder of Homestake Mining Company CHESS depository interests of the above named Company hereby direct CHESS Depository Nominees Pty Ltd to vote the shares underlying my/our holding at the Special Meeting of Homestake Mining Company dated [ ] in respect of the resolutions outlined below, as follows:

CHESS Depositary Nominees Pty Ltd will vote as directed. If no directions are given, they will vote FOR the matter considered.

                  MARK AN `X' IN THE APPROPRIATE BOX IF YOU WANT TO DIRECT CHESS DEPOSITORY NOMINEES PTY LTD HOW TO VOTE.

                         FOR       AGAINST        ABSTAIN

                         |_|         |_|            |_|

The Homestake Mining Comapny board of directors recommends a vote for the following: business to be conducted at the Special Meeting:

To adopt the Agreement and Plan of Merger dated as of June 24, 2001, among Barrick Gold Corporation,

Homestake Merger Co., and Homestake Mining Company



THIS INSTRUCTION REVOKES ALL PRIOR INSTRUCTIONS GIVEN BY THE UNDERSIGNED. BY EXECUTION OF THIS CHESS VOTING INSTRUCTION FORM THE UNDERSIGNED HEREBY AUTHORISES CHESS DEPOSITORY NOMINEES PTY LTD TO APPOINT SUCH PROXIES OR THEIR SUBSTITUTES TO VOTE IN THEIR DISCRETION FOR THE PROPOSAL TO ADOPT THE MERGER AGREEMENT IF THE UNDERSIGNED HAS NOT SPECIFIED HOW HIS, HER OR ITS HOMESTAKE CHESS DEPOSITORY INTERESTS SHOULD BE VOTED ON SUCH MATTER, OR ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

SIGNATURE OF HOMESTAKE CHESS DEPOSITORY INTEREST HOLDER(S) (see reverse for instructions).

INDIVIDUAL OR FIRST HOLDER   HOLDER 2                     HOLDER 3
--------------------------   --------------------------   --------------------------

--------------------------   --------------------------   --------------------------

DIRECTOR                     DIRECTOR/COMPANY SECRETARY   SOLE DIRECTOR & SOLE COMPANY SECRETARY
--------------------------   --------------------------   --------------------------

--------------------------   --------------------------   --------------------------

DATE                         CONTACT NAME                 TELEPHONE NUMBER
--------------------------   --------------------------   --------------------------

--------------------------   --------------------------   --------------------------

          INSTRUCTIONS FOR COMPLETION OF CHESS VOTING INSTRUCTION FORM

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         Each Homestake CHESS depository interest is equivalent to one share of
         Company Common Stock, so each Homestake CHESS depository interest that you own at [RECORD DATE] (record date) entitles you to one vote.

         YOU CAN VOTE BY COMPLETING, SIGNING AND RETURNING YOUR CHESS VOTING INSTRUCTION FORM. The CHESS Voting Instruction Form gives your voting instructions to CHESS Depository Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return your completed CHESS Voting Instruction Form so that it is received at the address shown on the Form by not later than 5:00pm, Sydney, Australia time on [DATE]. That will give CHESS Depository Nominees Pty Ltd enough time to tabulate all CHESS Depository Interest votes and to vote the underlying shares.

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           SIGNATURE(S)OF HOMESTAKE CHESS DEPOSITORY INTEREST HOLDERS

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         Each holder must sign this form. If your Homestake CHESS depository interests are held in joint names, all holders must sign in the boxes. If you are signing as an Attorney, then the Power of Attorney must have been noted by the Company Australian Registry or a certified copy of it must accompany this form.

         Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided which state the office held by the signatory, i.e. Director and Director, or Company Secretary and Director, or the Sole Director & Sole Company Secretary.

         If you require further information on how to complete the CHESS Voting Instruction Form, telephone the Registry on 02 8234 5222.

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         LODGEMENT OF NOTICE

         CHESS Voting Instruction Forms must be returned to Computershare Investor Services Pty Limited, Level 2, 60 Carrington Street, Sydney NSW 2000.


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   FOR ASSISTANCE PLEASE CONTACT COMPUTERSHARE INVESTOR SERVICES PTY LIMITED
                                ON 02 8234 5222.
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